Rule 497(e)
                                                 File Nos. 33-84450 and 811-8782

                            The Montgomery Funds III

                    Supplement dated January 22, 2003 to the
                                Prospectus of the
                Montgomery Variable Series: Emerging Markets Fund
                              dated April 30, 2002

Effective as of January 20, 2003, the Board of Trustees of The Montgomery Funds III has appointed:

o Gartmore Global Asset Management Trust ("GGAMT"), a member of the Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, as the interim investment adviser to the Montgomery Variable Series:
   Emerging Market Fund (the "Fund"); and
o Gartmore Global Partners ("GGP"), another member of the Gartmore Group (GGP and GGAMT are collectively referred to herein as "Gartmore"), as the interim subadviser to the Fund.

Gartmore is an experienced investment adviser and, together with its affiliated advisers, collectively manages approximately $72 billion in institutional and mutual fund assets. Information regarding the new portfolio managers of the Fund is listed below.

In the next few months, the shareholders of the Fund will receive a proxy statement seeking their approval of new investment advisory arrangements and the reorganization of the Fund into a similar Gartmore-managed fund.

Should the Fund's reorganization be approved by shareholders, it is expected that administration responsibilities for the Fund will be transferred to affiliates of Gartmore. The transfer of these responsibilities is expected to occur by the end of the second quarter of 2003.

The Board of Trustees and Montgomery Asset Management, LLC, are working with Gartmore and its affiliates to ensure continuity of fund administration and shareholder servicing throughout this transition period.

New Portfolio Management Personnel
Effective January 20, 2003, the following personnel began managing the assets of the Fund. Their investment backgrounds are set forth below.

   Philip Ehrmann
   Mr. Ehrmann leads the Pacific and Emerging Markets team at Gartmore and has been with Gartmore since 1995. He co-manages two Gartmore Emerging Markets Funds. Prior to joining Gartmore, Mr. Ehrmann was Director of Emerging Markets for Invesco. Mr. Ehrmann is a graduate of the London School of Economics, where he specialized in Economics, Industry and Trade.


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                                                                     Rule 497(e)
                                                 File Nos. 33-84450 and 811-8782


   Chris Palmer
   Mr. Palmer joined Gartmore in 1995 and is a senior investment manager. Mr. Palmer co-manages with Mr. Ehrmann two Gartmore Emerging Markets Funds. Mr. Palmer has a B.A. degree from Colgate University and an M.B.A. degree from New York University.

Additional Information

GGAMT and GGP are located at 1200 River Road, Conshohocken, PA 19428.